                                                                   EXHIBIT 10.39

                                LEASE AGREEMENT

STATE OF GEORGIA
FULTON COUNTY

The "Landlord":     RFTA Associates, Ltd., a Georgia Limited Partnership

The "Tenant":       Phoenix Communications, Inc.

The "Building":     A Building at 5664 New Peachtree Road, Chamblee,
                    DeKalb County, Georgia, more particularly described on Exhibit "A"

The "Premises":     The Entire building (formerly differentiated as
                    Suite 100 Anderson Suite 200).

The "Lease Date":   May 1, 1995

The "Term":         May 1, 1995 - April 30, 2001 [see (P) 1.1].


[The Exhibit "A" and its text are incorporated into this Lease by reference.]

In consideration of the following Terms and conditions, and for other good and valuable considerations (the receipt and sufficiency of all of which are hereby acknowledged) the parties agree to the following terms.


                                      I.
                                     TERM

     I.1  Term.  The "Term" of this Lease begins on the Lease Date specified
          ----        ----
above, and ends at midnight on April 30, 2001, unless the Term is extended or ends sooner according to the provisions below.


                                      II.
                                 THE PREMISES

     II.1   The Premises. Landlord rents to Tenant, and Tenant rents from
            ------------
Landlord, the Premises defined above (with no easement for light or air included), according to the provisions of this Lease. The Premises are further defined as containing approximately 67,000 square feet.

                                     III.
                                     RENT

     III.1  Base Rent.
            ----------

            (a)   The "RENT COMMENCEMENT DATE" is defined as May 1, 1995.

            (b) Beginning on the Rent Commencement Date, Tenant shall pay Landlord a "BASE ANNUAL RENTAL" of $240,000.00 per year. This shall be the minimum due during the first twelve consecutive months of the Term beginning on the Rent Commencement Date.

            (c) The Base Annual Rental will increase on May 1, 1996 to $252,000.00 per year. This shall be the minimum due during the of the next twelve consecutive months and again for the next twelve consecutive months.

            (d) Then the Base Annual Rental will increase on May 1, 1998 to $264,000.00 per year. This shall be the minimum due during the of the next twelve consecutive months and again for the next twelve consecutive months.

            (e) Finally, the Base Annual Rental will increase on May 1, 2000 to $276,000.00 per year. This shall be the minimum due during the of the next twelve consecutive months, ending at the end of the term on April 30, 2001.

            (Each twelve month period will comprise a "LEASE YEAR.")

     III.2 Each year's Base Annual Rental shall be payable in twelve equal consecutive monthly installments:

     .      $20,000.00 in the first Lease Year;

     .      $21,000.00 in the next two (second and third) Lease Years;

     .      $22,000.00 in the next two (fourth and fifth) Lease Years; and

     .      $23,000.00 in the final (sixth) Lease Year.

     [called the "BASE MONTHLY RENTAL']. Thus, the first Base Monthly Rental is due and payable on the Rent Commencement Date. Thereafter, each monthly installment shall be paid in advance of the first day of each calendar month during the Lease Term, without demand.

     III.3  Adjusted Rent. Beginning with the first Lease Year, which will start
            --------------
on May 1, 1995, the Base Annual Rental (and consequently, the Base Monthly Rental) above may be increased (but not decreased) annually over and above the Base Annual Rental determined under (P) 3.1. This increase shall be computed on the first business day of each Lease Year after the first Lease Year (including any Lease Year during a renewal term) and shall be the higher of either (a) or
                                                   --- ------
(b):

            (a)  Determine 105% of the prior year's Base Annual Rental.

            (b)  Determine the following amount:

                 (i) Multiply the Base Annual Rental specified in (P) 3.1 above by a fraction.

                 (ii) In that fraction, the numerator will be the latest Consumer Price Index [defined below] promulgated prior to the date this computation is made.

                 (iii) The denominator shall be the Consumer Price Index established for the month in which the Lease Date occurs.

     Once the higher of (a) or (b) is determined, that amount shall be the Adjusted Annual Rent payable to Landlord by Tenant during the ensuing Lease Year. Dividing that product by twelve shall be the Adjusted Monthly Rent payable by Tenant during each month of that ensuing Lease Year.

     [As used above, the "Consumer Price Index" means that index established by the Bureau of Labor Statistics of the United States Department of Labor which is entitled "Consumer Price Index for Urban Wage Earners and Clerical Workers, United States City Average, All Items, Series A, 1967 = 100." If that index is ever not provided by the Bureau, this term shall mean another index furnished by any governmental agency which most accurately and completely replaces the above-referenced index, at Landlord's option.

     III.4  Additional Rent based on Operating Expenses. In addition, Tenant
            -------------------------------------------
shall pay as Additional Rent all "OPERATING EXPENSES" (defined below) for the Building during the term of the Lease.

            (a) Operating Expenses means the total cost and expense incurred in operating and maintaining the building. They include (but are not limited to): electricity, gas, water, sewerage and similar expenses to the extent not metered and billed to tenant; trash removal; cleaning services; custodial services; public liability and property damage insurance; the cost of machinery used in the Building and on equipment used in Building maintenance; toilet supplies; security; building, mechanical, parking lot and grounds maintenance (except as otherwise provided for herein); and property insurance on the Building and grounds on which the Premises are located, as detailed hereinafter and as Landlord deems necessary, both in type of coverage and amount of coverage.

            (b)  Operating Expenses does not include Landlord's cost and expense
                                         ---
     of maintaining those items enumerated in (P) 6.1 for which Landlord is responsible.

            (c) As soon as practical after the end of each calendar year, Landlord shall prepare a Statement of Operating Expenses, along with a computation of the Additional Rental due the Landlord from Tenant. Tenant agrees to pay Landlord this Additional Rent within ten days following receipt of this Statement. However, notwithstanding anything in this paragraph to the contrary, Landlord shall also have the right to demand, and Tenant shall pay upon such demand, the estimated current Operating Expenses on a monthly basis, which will then be subject to annual adjustment for reconciliation with the Operating Expenses actually incurred.

            (d) If this Lease ends other than upon the end of a calendar year, Landlord shall make a good-faith prorated computation of the Operating Expenses due hereunder through the end of the Lease term, and Tenant shall pay this amount upon demand. At the end of that calendar year in which this Lease ended, and upon compilation of the actual figures, any excess paid by Tenant shall be promptly returned by Landlord, or any deficiency shall be paid to Landlord by Tenant on demand (as the case may be).

     III.5  Additional Rent from Taxes. As further Additional Rent during the
            --------------------------
term of this Lease, Tenant shall also pay upon demand the amount of all taxes (including, but not limited to, ad valorem taxes, special assessments and any other governmental charges) levied on the Building in excess of those taxes levied for the calendar year 1986.

            (a) Tenant's payment shall be payable within fifteen days after receipt of notice from Landlord of the amount due.

            (b) If the final year of the Lease Term fails to coincide with the tax year, then any excess for the tax year during which the Term ends shall be reduced by the pro rata part of such tax year beyond the Lease Term. If such taxes for the year in which the lease ends are not ascertainable before payment of the last month's rental, then the amount of such taxes assessed against the property for the previous tax year shall be used as a basis of determining the pro rata share, if any, to be paid by Tenant for that portion of the last Lease Year.

     III.6  Payment of Rent. Base Rent or Adjusted Rent, plus Additional Rent
            ---------------
based on Operating Expenses, and Additional Rent from Taxes is defined as "RENT." All of Tenant's Rent and all other obligations provided for in this Lease are cumulative; and the payment by Tenant of all such amounts shall be made to Landlord at its office (or such other place as Landlord specifies), without deduction or set off for any reason.

     III.7  Accord and Satisfaction. No payment by Tenant, or receipt by
            -----------------------
Landlord, of a lesser amount other than that stipulated herein for Rent, or any other charge, shall be deemed to be other than on account for the earliest stipulated Rent or other charge then due. No endorsement or statement on a check or letter accompanying any check or payment shall be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's rights to recover the balance of such Rent or other charge, or pursue any other remedy in this Lease, at law or in equity.

     III.8  Interest on Past-Due Rent. Any installment of Rent required to be
            -------------------------
paid by Tenant under this Lease which is not paid when due shall bear interest at the rate of eighteen percent (18%) per annum from the due date until paid. This interest is intended to reimburse Landlord for expenses incurred by reason of such failure by Tenant. It is agreed by Tenant that such an interest is not a penalty.

                                      IV.
                        USE AND ACCEPTANCE OF PREMISES

     IV.1   Use of Premises.
            ---------------

            (a) Tenant's use of the Premises shall not violate any ordinance, law or regulation of any governmental body or any "Rules and Regulations" of Landlord.

            (b) Tenant shall use and occupy Premises as offices and production facilities for a printing company. Tenant agrees to conduct its business in the manner of, and according to, the generally accepted business principles of the printing industry.

     IV.2   Acceptance of Premises. Tenant's taking of possession of Premises at
            ----------------------
the start of the Term shall be conclusive evidence that Tenant accepts the Premises "as is," and that the Premises were in good and satisfactory condition for the use intended at the time such possession was taken.

                                      V.
                                 TENANT'S CARE

     V.1   Tenant's Care.
           --------------

            (a) Tenant will take good care of the Premises and the fixtures and improvements within it, at Tenant's expense; and Tenant will not suffer or permit any active or permissive waste or injury to the Premises. Tenant shall (at its expense but under Landlord's direction) promptly repair any damage to the Premises caused by the misuse by, or neglect of, the Tenant, its employees, agents, and all persons permitted on the Premises by Tenant.

            (b) Without Landlord's written consent, Tenant will not make alterations, additions or improvements in the Premises, and will not do anything to or on the Premises which will increase the rate of insurance on the Building. All alterations, additions or improvements of a permanent nature made or installed by Tenant to the Premises shall become the property of Landlord at the expiration of this Lease; but Landlord reserves the right to require Tenant to remove any improvements or additions made to the Premises by Tenant, and repair and restore the Premises to its condition prior to such alteration, addition or improvement. Tenant further agrees to do so prior to the end of the Term.

            (c) No later than the last day of the Term, Tenant will remove all of its personal property, fixtures and equipment not physically attached to the Premises, and repair all injury done by (or in connection with) the installation or removal of this property. Tenant shall thus surrender the Premises (together with all keys to Premises) in as good a condition as it was at the beginning of the Term, except for reasonable wear and tear, and damage by fire or other casualty. All of Tenant's property remaining on the Premises after expiration of the Term shall be deemed conclusively abandoned, and may be removed by Landlord. In such case, Tenant shall reimburse Landlord promptly upon demand for the costs of removal, subject however to Landlord's right to require Tenant to remove any improvements or additions made to Premises by Tenant under (P) 5. 1 (b).

            (d) In doing any work related to the installation of Tenant's furnishings, fixtures, or equipment in the Premises, Tenant will use only contractors or workmen approved in advance and in writing by Landlord, such approval not to be unreasonably withheld. Tenant shall promptly remove or bond any Lien for material or labor claimed against the Premises (or against the Building in which the Premises is located) by such contractors or workmen if such claim should arise; and Tenant hereby indemnifies and holds Landlord harmless from and against any and all costs, expenses or liabilities incurred by Landlord as a result of such claims and liens, and Landlord's defending against same (including Landlord's attorney's fees).

            (e) Tenant shall not place any computers (except minicomputers), duplicating equipment, food or drink coin-operated or vending machines, or equipment requiring more than 20 amperes of electricity, within the Premises without Landlord's written consent, such consent not to be unreasonably withheld.

                                      VI.
                              SERVICE AND REPAIRS

     VI.1   Landlord's Exclusive Responsibilities.  Landlord shall maintain in
            --------------------------------------
good repair the roof and exterior walls (but not glass) of the Building at its own expense. However, if any of these are damaged by Tenant, (or by its agents, employees, invitees or licensees), Tenant shall be solely responsible for all costs of repairing such damage, and shall reimburse Landlord for the repair immediately upon demand, that sum to be considered "Additional Rent."

     VI.2   Landlord's Repairs for Tenant.  Without limiting (P) 3.4 in any way,
            -----------------------------
Landlord shall pay for the following items, but shall be reimbursed under (P)
3.4 for all Repairs and maintenance (except as resolved to the Landlord under (P) 6.1), including:

            (a) maintaining in good order at all times: the windows and doors of the Building; the HVAC, electrical, and plumbing fixtures of the Building; the HVAC systems of the Building; and the walks, paved areas (including driveway and parking areas) and landscaping surrounding the Building;

            (b) exterior lighting, signage and grounds care, including the sweeping of walks and parking areas, and the maintenance of attractive landscaping;

            (c) any increase in property taxes as may be assessed against real estate by the state, county, city, or other governing authority, as per (P) 3.5;

            (d) fire and extended coverage insurance to protect the Landlord's interest in the property, and comprehensive general liability insurance to protect Landlord from actions of third parties;

            (e) general management, including supervision, inspection, record keeping, accounting, leasing, and related management functions (but not including any executive compensation).

     VI.3   Usage of Services.  The services specified here in Article VI are
            ------------------
predicated on certain usage of the Premises by Tenant during normal business hours which shall be from 8:00 a.m. to 6:00 p.m. on Mondays through Fridays, and from 8:30 a.m. to 1:00 p.m. on Saturdays, except for national holidays. If

     . Tenant uses services (or utilities which are not metered and billed directly to Tenant) in an amount, or for a period in excess of, normal usage (in Landlord's sole opinion); or

     . Tenant places in the Premises appliances or equipment requiring excessive electrical service (in Landlord's sole opinion),

Landlord shall have the right to charge Tenant as Additional Rent a reasonable sum as reimbursement for the direct cost of such added services. In the event of disagreement as to the reasonableness of such charge, the opinion of the appropriate local utility company, or of an independent professional engineering firm, shall prevail and shall be binding upon the Landlord and Tenant.


     VI.4   Interruption of Services.  Landlord shall not be liable for any
            -------------------------
damages directly or indirectly resulting from interruption in the furnishing of services by Tenant by any cause beyond Landlord's control.

                                     VII.

                                   UTILITIES

     VII.1  Tenant's Expenses. Tenant shall pay all utility bills, including
            -----------------
(but not limited to) electricity, water, sewer and gas incurred in connection with the Premises, or used by Tenant in connection therewith, on or before the due date for those bills. If Tenant does not pay these expenses, Landlord may pay the same, and such payment shall be added as Additional Rental of the Premises, immediately payable upon demand.

     VII.2  Landlord's Expenses. lt is acknowledged by both parties that Tenant
            --------------------
shall be responsible for all utility expenses associated with the Building, and Landlord shall have no expenses associated therewith.

                                     VIII.
                             RULES AND REGULATIONS

     VIII.1 Rules and Regulations of Building.
            ---------------------------------

            (a) The sidewalks, entry passages, and other areas of the Building shall not be obstructed by Tenant, or used by it for purposes other than those of ingress, egress, and parking, as designated. The water closets and other water apparatus shall not be used for any other purpose than those for which they were constructed, and no sweeping, rubbish, or other obstructing substances shall be thrown in them.

            (b) Tenant shall not install or paint any signs on any exterior or interior doors, plate glass or exterior walls without Landlord's express written permission. Tenant may place a sign in the vicinity of Tenant's entrance doors, but such sign shall be of such order, size and style as is approved by Landlord in advance and in writing; and the approved sign shall be installed at such place as Landlord designates.

            (c) If Tenant wishes to install in, or use on the Premises, any additional machinery requiring more than 20 amperes of electricity; then Tenant is required to first obtain Landlord's written consent. If Tenant requires any interior wiring for any machinery or equipment, such wiring shall be done by an electrician specified by Landlord, and no outside electrician shall be allowed to do work of this kind unless with Landlord's prior written permission.

            (d) In all cases, Landlord retains the right to approve the weight per square foot and position of heavy articles.

     VIII.2.Future Rules and Regulations.  Landlord reserves the right to
            -----------------------------
promulgate additional Rules and Regulations in the future, which shall apply to all Tenants uniformly.

                                      IX.
                                    DEFAULT

     IX.1   Default by Tenant.  Each of the following shall be ACTS OF DEFAULT:
            ------------------

            (a) If Tenant vacates or abandons the Premises at any time during the Term: or

            (b) If, after three days' written notice of non-payment, Tenant fails to pay any Rent, or any other payment due under this Lease;

            (c) If, after 10 days' written notice of non-performance, Tenant fails to perform any other term or obligation of this Lease (other than its non-payment of monetary obligations) which is to be observed or performed by Tenant; or, if Tenant's such term or obligation cannot be performed within 10 days, if Tenant fails within said 10-day period to begin and thereafter to diligently and continually pursue its performance of that term or obligation; or

            (d)  If Tenant becomes bankrupt or insolvent; or

            (e)  If Tenant files any debtor relief proceedings; or

            (f) If Tenant voluntarily files in any court pursuant to any statute (either of the United States or of any other state) a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a portion of Tenant's property or for any other form of debt relief, whether temporary or permanent; or

            (g) If an action is brought to appoint a receiver or trustee over Tenant, or over Tenant's possessions, or to otherwise protect the interests of any creditor of Tenant, which action is not dismissed within thirty days of its filing; or

            (h)  If Tenant makes an assignment for the benefit of creditors; or

            (i) If Tenant petitions for, or enters into, an arrangement of any kind concerning its creditors, or suffers this Lease (or the leasehold hereunder) to be taken under any writ of execution or attachment; or

            (j) If this Lease shall pass by law or otherwise to anyone other than Tenant, except as may be expressly provided in these terms.

     In any one or more of such events, Landlord shall have the rights specified below in this Article.

     IX.2   Landlord's Rights on Default. If Tenant shall not have cured any Act
            ----------------------------
of Default in the manner provided in (P) 9.1, Landlord may at its option pursue any one or more of the following remedies:

            (a) Begin dispossessory proceedings with or without the termination of this Lease, and without releasing Tenant from any of its obligations hereunder.

            (b) Terminate Tenant's right to possession without termination of the Agreement. In such a case, Landlord may (at its option) enter onto the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession of the Premises. This can be done without such entry and possession terminating this Lease or releasing Tenant from any obligation, in whole or in part, including Tenant's obligation to pay Rent due hereunder for the full Term. To this end, if and when Landlord so elects, Tenant shall pay to Landlord a sum equal to the discounted then-present value of the Rent (including all other sums provided herein to be paid by Tenant for the remainder of the Lease Term), computed at a rate of eight percent (8%) per annum. The payment of these amounts shall not constitute payment of Rent in advance for the remainder of the Term. Instead, such sum shall be paid as agreed upon liquidated damages and not as a penalty; the parties agree that it is difficult or impossible to calculate the damages which Landlord will suffer as a result of Tenant's default, and that this provision is intended to provide a reasonable estimate of such damages. Tenant waives any right to assert that Landlord's actual damages are less than the amount calculated hereunder; Landlord waives any right to assert that its damages are greater than the amount calculated hereunder. Upon the receipt from Tenant of the sum required to be paid pursuant to this subsection, Landlord shall use reasonable efforts to relet the Premises. Upon making such payment and after Landlord has received in full the balance of the Rent and other sums it would have received over the remainder of the Term, (i.e., the difference between face amount of Rent due hereunder for the entire Lease Term and the amount paid to Landlord by Tenant), together with the reimbursement or payment of any sums expended by Landlord on account of the cost of repairs, alterations, additions, redecorating, and Landlord's expenses of reletting and collection of the rental accruing therefrom (including attorney's fees and broker's commissions), Tenant shall receive from Landlord all Base Rent received by Landlord from other tenants on account of the Premises during the Lease Term hereof, provided that the amounts to which Tenant shall become so entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord under this paragraph.

            (c) Begin proceedings against Tenant for all amounts owed by Tenant to Landlord, whether as Base Rental, Additional Rental, reasonable damages, or otherwise.

            (d) End the Lease Term, in which event Tenant shall immediately surrender the Premises to Landlord. Tenant agrees to pay on demand the amount of all reasonable loss and damage which Landlord may suffer by reason of the end of the Term under this section or otherwise, which loss and damage shall include, without limitation:

               (i) an amount which, at the date of the Default, represents the present value, as computed using an eight percent (8%) discount rate, of the excess, if any, of (A) the Base Rent, Additional Rent and all other amounts which would have otherwise been payable under this Lease during the remainder of the Term over (B) the aggregate reasonable rental value of the Premises for the same period; and

               (ii) an amount equal to the balance that would still be owing to Landlord after such termination date if the sum of concessions and other inducements made available by Landlord and brokerage commissions paid by Landlord had been treated as a loan from Landlord to Tenant accruing interest at the rate of eight percent (8%) per annum, repayable over the original Term of this Lease in equal monthly installments of principal and interest such that the unpaid balance of such hypothetical loan upon the expiration of the original Lease Term shall be $0.

          (e) Upon any termination of Tenant's right to possession only, and without Termination of the Lease, Landlord may (at its option) enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession as provided below, without such entry and possession terminating the Lease or releasing the Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay Rent, for the full Lease Term. In any such case, Landlord may relet the Premises on behalf of the Tenant and receive directly the Rent by reason of the reletting. Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of reletting of the Premises; further, Tenant agrees to reimburse Landlord upon demand for any expenditures made by it for remodeling or repairing in order to relet the Premises and for all other expenses incurred in connection with such reletting (including, without limitation, attorney's fees and brokerage commissions).

          (f) Enter upon and take possession of the Premises, without being liable for prosecution of any claim for damages or for trespass or other tort.

          (g) Do or cause to be done whatever Tenant is obligated to do under the terms of this Lease, in which case Tenant agrees to reimburse Landlord on demand for any and all costs or expenses which Landlord may thereby incur. Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this section, whether caused by the negligence of Landlord or otherwise.

          (h) Enforce the performance of Tenant's obligations hereunder by injunction or other equitable relief (which remedy may be exercised upon any breach or default or any threatened breach or default of Tenant's obligations hereunder).

          (i) Invoke any remedy allowed at law or in equity to enforce re-entry and other remedies not herein provided. this shall be in addition to any other remedies which Landlord may have.

     IX.3.  Tenant's Waiver. Tenant waives trial by jury in any action,
            ---------------
proceeding or counterclaim brought by Landlord against the Tenant on any matter whatsoever arising out of or in any way connected with:

     .      this Lease,

     .      the relationship of Landlord and Tenant created by this Lease,

     .      Tenant's use or occupancy of the Premises, and

     .      on any and all claims for injury or damage.

Further, if Landlord begins any action or proceeding for non-payment of any rent or other charges due hereunder, Tenant agrees not to interpose any non-compulsory counterclaim of any nature or description in such an action or proceeding.

                                      X.
                            ADDITIONAL OBLIGATIONS

     X.1    Insurance. During the Term of this Lease, Tenant (at its sole
            ---------
expense) shall procure and maintain the following types of insurance, with Landlord specifically named as an additional Insured on that policy:

            (a) bodily injury liability insurance, including personal injury and property damage, insuring against any and all liability of Tenant, its agents, and employees with respect to the Premises or arising out of the maintenance, use or occupancy thereof, said liability insurance to have combined limits in the aggregate of not less than $_____________.

            (b) The insurer and the form and content of all such insurance policies shall be subject to Landlord's reasonable approval. Upon Landlord's request, Tenant shall immediately furnish Landlord with a certificate of insurance showing the existence of all insurance required to be maintained by Tenant under this Lease.

     X.2    Waiver.
            -------

            (a) Tenant agrees that Landlord shall not, at any time or to any extent whatsoever, be liable for, and Tenant hereby waives all claims of Tenant, its employees and agents against Landlord for:

                 (i) any injury or damage to person, property or business caused by, or arising out of, the condition of the Premises or the Building; or

                 (ii) the condition or operation of, or defects in, any equipment, machinery or mechanical systems (including the electrical, plumbing and H.V.A.C. systems and fixtures) located in the building; or

                 (iii) the act or omission of any person or persons, (except to the extent such damage or injury is directly caused by or due to the gross negligence or willful misconduct of Landlord, its employees or agents); or

                 (iv) the theft, mysterious disappearance, or loss of any property from the Premises or the Building; or

                 (v) any interference or disturbance by any third persons, including (without limitation) any other tenant or tenants of Landlord.

          (b) It is further agreed that the happening of any one or more of the events described in (P) 10.2(a) shall not be an actual or constructive eviction of Tenant, nor shall any such event operate to relieve Tenant from the prompt and punctual performance of the obligations of Tenant under this Lease.

          (c) Nothing contained herein shall render Landlord liable, or any way accountable, for any loss, damage or injury (whether direct or indirect, and whether to person or property, suffered or incurred by Tenant because of Landlord's failure or inability to furnish utilities to the Premises or the Building, or to maintain and operate the Building. Tenant hereby waives all claims of Tenant, its employees, agents, licensees and invitees against Landlord for such failure or inability.

     X.3  Indemnification. Except for damages which arise solely from the
          ---------------
gross negligence or intentional, willful action of Landlord, Tenant agrees to indemnify and hold harmless Landlord against and from any and all claims, liabilities, actions, expenses, losses or damages whatsoever on account of (or in connection with) any loss, injury, death or damage to persons or property or business arising out of, or caused by, Tenant's use or occupation of the Premises. This includes (without limitation) the condition of the Premises, and any act or omission (whether or not negligent) of Tenant, its agents, employees, licensees, guests or invitees. Tenant shall further indemnify and hold Landlord harmless:

          (a) against the performance of any covenant or agreement on the Tenant's part to be performed pursuant to the terms of this Lease, and

          (b) against any act or negligence of the Tenant or its agents, contractors, employees or licensees, and

          (c) against all cost, counsel fees, expenses and liabilities incurred in any such claim or action or proceeding brought thereon, or in any way connected therewith.

     X.4    Tenant's Taxes. Tenant shall pay before delinquency all taxes,
            --------------
assessments and public charges (whether now in effect or subsequently enacted) during the Term of this Lease which are levied, assessed or imposed upon the Tenant's business or upon Tenant's fixtures, furniture, appliances or personal property installed or located in the Premises, or which constitute a lien against any of the foregoing.

     X.5    Landlord's Option to Cure Tenant Defaults. All agreements to be
            ------------------------------------------
performed by Tenant under this Lease shall be performed at Tenant's sole cost and expense, without any abatement of rent. If Tenant fails to pay any sum of money required to be paid by it hereunder other than rent, or fails to perform any other act on its part to be performed hereunder; and if such failure shall continue for 10 days after notice by Landlord; then Landlord may (at its sole and absolute option, and without waiving or releasing Tenant from any of Tenant's obligations, and without waiving any rights Landlord has) make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. All such sums so paid by Landlord, and all necessary incidental costs and expenses shall be deemed Additional Rent hereunder, and shall be payable to Landlord upon demand.

                                      XI.
                       DAMAGE, DESTRUCTION, CONDEMNATION

     XI.1   Damage or Destruction. If all or any part of the Premises are
            ---------------------
damaged or destroyed by fire or other casualty, this Lease shall continue in full force and effect, unless terminated as hereinafter provided.

            (a) Landlord shall repair, restore or rebuild the Premises to its condition at the time of the occurrence of the loss, and Landlord agrees to diligently and continuously pursue to completion any such repairs. However, Landlord shall not be obligated to begin such repair, restoration or rebuilding until insurance proceeds are received by Landlord; and Landlord's obligation to do so shall be limited to the proceeds Landlord actually receives under any insurance policies which are not required to be applied towards the reduction of any indebtedness secured by a deed to secure debt covering the Building or any portion of it.

            (b) Tenant covenants and agrees to reopen for business in the Premises within 60 days after notice from Landlord that the Premises have been restored and are ready for reoccupancy. In this regard, Tenant shall repair, restore and refixture all parts of the Premises not insured under any insurance policies insuring Landlord. This shall be done in a manner, and to a condition, equal to that existing prior to its destruction. The proceeds of all insurance carried by Tenant on its property and improvements shall be held in trust by Tenant for the purpose of said repair and replacement and used only for that purpose.

            (c) No damage or destruction to the Premises shall allow Tenant to surrender possession of the Premises, nor affect Tenant's liability for the payment of rents or performance of any other Term, except as may be specifically provided in this Lease.

            (d) Notwithstanding anything to the contrary contained in this 1111.1 or elsewhere in this Lease, Landlord at its option may terminate this Lease on 30 days notice to Tenant if:

                 (i) The Premises and the Building shall be damaged or destroyed as a result of an occurrence which is not covered by Landlord's insurance, or the insurance proceeds are insufficient to completely pay for the full restoration and repair of the Premises and the Building; or

                 (ii) The Premises shall be damaged or destroyed during the last two years of the Term, or any renewal thereof; or

                 (iii) Any or all of the Building or its improvements are dam aged (whether or not the Premises are damaged) to such an extent that (in the sole judgment of Landlord) the entire Building cannot be restored and then operated as an economically viable unit.

          (e) If the Premises shall be damaged or destroyed and in the event that Landlord has not elected to terminate this Lease, Landlord and Tenant shall resume their respective obligations (other than those specified in this Article as continuing under this Article XI) as soon as is reasonably possible, and then prosecute the same to completion with all due diligence.

          (f) Tenant shall give to Landlord prompt written notice of any damage to or destruction of any portion of the Premises resulting from fire or other casualty.

     XI.2 Condemnation. If the whole of the Premises shall be taken under the
          -------------
power of condemnation, this Lease shall end as of the date possession shall be so taken.

          (a)    Anything in this Lease to the contrary notwithstanding, this
     (P) 11.2(a) shall apply if

          .      more than 20% of the Premises, or

          . more than 15% of the then-existing paved parking spaces of the Building, or

          . more than 25% of the gross floor area of the Building (exclusive of the Premises)

     shall be taken if a conveyance is made in lieu of either. In such case, either party shall have the right to cancel and terminate this Lease as of the date of such taking or conveyance, upon giving notice to the other of such election within thirty days after the date of such taking or conveyance, in the event of such cancellation. The parties thereupon shall be released from any further liability under this Lease, except for obligations existing as of and on the effective date of such termination. Provided, if more than 15% of the then-existing paved parking spaces of the Building shall be appropriated or taken, Landlord may (at its option) nullify and vacate Tenant's right to cancel this Lease as herein above provided, by giving Tenant notice within thirty days after the date of such taking as long as Landlord agrees to provide substitute parking on (or adjacent to) the Building sufficient to cause the total number of paid parking spaces remaining after such substitution to be equal to at least 75% of the number of spaces prior to such taking. In such event, this Lease shall remain in full force and effect.

            (b) All compensation awarded or paid upon such a total or partial taking of the Premises or the Building shall belong to and be the property of Landlord, without any participation by Tenant. Tenant shall, however, be entitled to claim, prove, and receive in such condemnation proceeding such award as may be allowed for relocation cost and fixtures, and reduce Landlord's award only if such award shall be in addition to the award for the land and Building. To the extend that the Tenant has a claim in condemnation proceedings, as aforesaid, Tenant may claim from condemners, but not from Landlord, such compensation as may be recoverable by Tenant.


                                     XII.
                             ADDITIONAL AGREEMENTS

     XII.1  Eminent Domain. Landlord and Tenant expressly agree that if all or
            --------------
any part of the Premises shall be taken by federal, state, county or city authority for public use, or under any statute, or by exercise of any right of eminent domain, or by deed in lieu thereof, then, and in said event, when possession shall be taken thereunder of said Premises (or any part thereof) the Lease Term hereby granted and all rights of the Tenant hereunder shall immediately cease and terminate. Upon the happening of said event, Tenant shall not have any right or claim whatsoever, and hereby waives all claims to all or any part of any award made for such taking specified in this Paragraph and all claims against Landlord other than for an abatement of the rent beyond the date of such taking.

     XII.2  Assignment and Subletting.
            -------------------------

            (a) Without the prior written consent of Landlord, Tenant may not assign this Lease or any interest hereunder, or sublet Premises or any part thereof, or permit the use of Premises by any party other than Tenant. Consent by Landlord to any one assignment or sublease shall not destroy or waive this provision, and all later assignments and subleases shall likewise be made orally with the prior written consent of Landlord. Sublessees or assignees shall become liable directly to Landlord for all obligations of the Tenant hereunder without relieving Tenant's liability. Landlord shall not unreasonably withhold such consent.

            (b) Tenant acknowledges the right of Landlord to assign all their right, title and interest to any entity.

     XII.3  Entry by Landlord. Landlord and its employees, agents and licensees
            -----------------
shall have the right to enter the Premises at any time during the Term of this Lease at reasonable times: (i) to inspect the condition of the Premises or the compliance by Tenant with this Lease, although no such inspection or failure to inspect shall waive any rights of Landlord with respect to any default by Tenant, whether or not such default was or should have been discovered; (ii) to exhibit the Premises to prospective Tenants during the last nine months of the Term; and (iii) to repair, improve, restore, alter or make additions to the Premises or to the Building (it being understood that this provision does not obligate Landlord to take any such action). Except for emergency repairs, Landlord shall exercise the rights granted to Landlord in (iii) above only after reasonable notice to Tenant, and Landlord shall use its best efforts to accomplish the above promptly, with minimum interference with Tenant; provided, however, that the liability of Landlord arising out of such entry shall be limited as set forth elsewhere in this Lease as this paragraph creates no further liability of Landlord.

     XII.4  Holding Over. In the event Tenant holds possession of the Premises
            -------------
after the expiration of the Term set forth herein, with the consent of Landlord, then this Lease and the Term hereof shall be deemed to be extended on a month-to-month basis upon all the terms and conditions herein set forth, except that:
(i) such tenancy may be terminated upon not less than thirty (30) days written notice by Landlord; and (ii) Tenant shall pay to Landlord monthly rent, in advance on the first day of such extension period and on the first calendar day of each calendar month thereafter during such extension period, an amount equal to one hundred fifty (150%) percent of the rent payable in the last full calendar month preceding the first day of such extension period.

     XII.5  Act of God. Landlord shall not be required to perform any covenant
            ----------
or obligation under this Lease, or be liable in damages to Tenant, Tenant's invitees, licensees or other visitors to the Premises or Building, so long as the performance or nonperformance of the covenant or obligation is delayed, caused or prevented by an Act of God or force majeure, or by Tenant.

     XII.6  Entire Agreement - No Waiver.  This Lease contains the entire
            ----------------------------
agreement of the parties. No representations, inducements, promises or agreements, oral or otherwise, between the parties shall be of any force or effect unless written herein. The failure of either party to insist in any instance on strict performance of any term or condition in this Lease, or to exercise any option herein contained, shall not waive such term, condition or option in that circumstance, or in any other instance. This Lease cannot be changed or terminated orally, as any modification or alteration of this Lease's terms can only be made in writing signed by all parties hereto.

     XII.7  Headings. The headings in this Lease are included for convenience
            --------
only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

     XII.8  Notices and Services.
            ---------------------

            (a) Any notice by a party to the other shall be valid only if in writing and shall be deemed to be given only if delivered personally or sent by registered or certified mail addressed (i) if to Tenant, at Premises, and (ii) if to Landlord, c/o George M. Fox, Esq. 4788 Long Island Drive, Atlanta, Fulton County, Georgia, 30342-8937 or at such other address for either party as that party may designate by notice to the other. Notice shall be deemed given if delivered personally upon its delivery, or if mailed, upon its being mailed.

            (b) Tenant hereby appoints the person in charge of the Premises as its agent to receive service of all dispossessory or distraint proceedings; and if there is no person occupying same, then such service may be made by attachment thereof on the main entrance of the Premises.

     XII.9  Heirs and Assigns. The provisions of this Lease shall bind and inure
            ------------------
to the benefit of the Landlord and Tenant, and- their respective successors, heirs, legal representatives and assigns.

     XII.10 Release of Landlord by Sale. Except as to the Assignment of
            ---------------------------
Leases and Rents between Landlord and Bank South, N.A., in the event of any sale or lease of the land or Building or any assignment of this Lease, the Landlord shall be entirely freed and relieved of all covenants and obligations of the Landlord hereunder which accrue thereafter; and further, it shall be deemed without further agreement that the purchaser, sub-tenant or assignee as the case may be, has assumed and agreed to carry out any and all covenants and obligations of the respective main party hereunder during the period such secondary party has possession of the Building. Should the land and the Building be severed as to ownership by sale or lease, then the owner of the entire Building that has the right to lease the space in the Building to tenants shall be deemed the "Landlord." In the event of any such sale or lease of the land or Building, during the term of this Lease, Tenant hereunder agrees to continue to be bound by all the terms, covenants, and conditions of this Lease and further agrees to execute any attornment agreement not in conflict with the terms and provisions of this Lease at the request of any such succeeding Landlord.

     XII.11 Gender. Number. etc. The terms "Landlord," and "Tenant," and the
            --------------------
pronouns relating to each, shall include the male, female and neuter, the singular and plural, as may fit the particular parties.

     XII.12 The Captions. The use of captions at the start of certain
            -------------
paragraphs is for illustration only; thus, no caption has any effect on any text in the paragraph which follows.

     XII.13 Attorney Fees. If any Rent or other obligations owing under this
            ------------
lease are collected by or through an attorney at law, then Tenant shall pay as additional Rent fifteen (15%) percent thereof as attorney's fees. Tenant shall also pay all attorney's fees incurred by Landlord as a result of any breach or default by Tenant under this Lease.

     XII.14 No Estate. Tenant has only a usufruct under this agreement, not
            ----------
subject to levy or sale; no estate shall pass out of Landlord.

     XII.15 Time of Essence. Time is of the essence of this Agreement.
            ---------------

     XII.16 Attornment to Mortgages and Other Documents. Tenant agrees to
            --------------------------------------------
execute such documents as may be required by Landlord to evidence Tenant's attornment to any mortgagee or other secured party relative to the Premises, or for any other purpose to confirm terms hereunder. Provided, if Tenant is required to agree that this Lease is to be subordinate to any such mortgage or secured interest, Tenant shall be entitled to require that such mortgagee or secured party agree not to disturb Tenant's occupancy of the Premises so long as Tenant is not in default under this Lease.

     XII.17 Tenant's Corporate Authority. Each person signing this Lease on
            -----------------------------
behalf of Tenant personally represents and warrants that Tenant is a fully authorized and existing corporation, that Tenant is qualified to do business in the State of Georgia, that the corporation has full authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation of warranty is false, all persons signing this Lease shall be individually liable, as Tenant.

     XII.18 LIMITATION OF WARRANTIES. LANDLORD AND TENANT EXPRESSLY AGREE
            -------------------------
THAT

     . THERE ARE, AND SHALL BE, NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR OF ANY OTHER KIND ARISING FROM THIS LEASE; AND

     . THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties have signed this Lease as of the day and year first above written and caused their seals to be hereto affixed.

                              TENANT:

                              PHOENIX COMMUNICATIONS, INC.

                              By: /s/ Cary Rosenthal
                                 --------------------------------------
                                      Cary Rosenthal, President

[CORPORATE SEAL]
                              LANDLORD:

                              RFTA ASSOCIATES, LTD., a Georgia Limited
                              Partnership

                              BY: Phoenix Communications, Inc., its General Partner

                              By: /s/ Joe Segal
                                  -------------------------------------
                                      Joe Segal, Vice President

                                      -20-